NORWEST AUTO TRUST
                                      96-A
                              Servicer Certificate


Distribution Date:                                    7/15/97
Collection Period:                                6/1/97 - 6/30/97
Deposit Date:                                         7/14/97
Determination Date:                                   7/11/97
Transfer Date:                                        7/11/97

This Certificate is delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, dated as of November 13, 1996, among Norwest Auto Trust 1996-A as Issuer, Norwest Auto Receivables Corporation, as Seller, and Norwest Bank Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.


I. Collection Account Summary

           A.Available Funds:

              Available Interest                                                                              6,215,951.43
               Available Principal                                                                           40,123,996.62
               Reserve Account Transfer Amount                                                                        0.00
               Certificate Interest Shortfall Amount                                                                  0.00
                                                                                                      ---------------------

             Total Available Funds                                                                           46,339,948.05
                                                                                                      =====================

           B.Amounts Payable on Distribution Date:
               Reimbursement of prior Servicer Advances                                                               0.00
               Basic Servicing Fee                                                                              629,192.33
               Noteholders' Interest Distributable Amount                                                     3,513,059.65
               Noteholders' Principal Distributable Amount                                                   41,034,133.52
               Certificateholders' Interest Distributable Amount                                                181,681.78
               Certificateholders' Principal Distributable Amount                                                     0.00
               Deposits to Reserve Fund                                                                         981,880.77
                                                                                                      ---------------------

             Total Amounts Payable on Distribution Date                                                      46,339,948.05
                                                                                                      =====================

II. Collected Funds

             Available Interest
                Interest Collections                                                                          6,215,951.43
               Advances made by Servicer less outstanding
                 advances reimbursed                                                                                  0.00
                                                                                                      ---------------------
                                                                                                              6,215,951.43

             Available Principal
               Scheduled Principal                                                                           22,810,362.93
               Prepaid Principal                                                                             17,260,208.78
               Net Liquidation Proceeds                                                                               0.00
               Repurchase Amount allocable to principal                                                          53,424.91
               Forced Placed Insurance Advances                                                                       0.00
                                                                                                      ---------------------
                                                                                                             40,123,996.62
                                                                                                      ---------------------
             Total Collected Funds                                                                           46,339,948.05
                                                                                                      =====================

III.  Liquidation Proceeds
               Gross amount received with respect to liquidated
                  Receivables before becoming Defaulted Receivable                                                    0.00

               less: the related out of pocket expenses paid by or on
               behalf of the Servicer to third parties in connections with
               liquidation                                                                                            0.00
                                                                                                      ---------------------

             Net Liquidation Proceeds                                                                                 0.00
                                                                                                      =====================


III. Calculation of Advances

             Current Month Servicer Advance                                                                           0.00
             Reimbursement of Prior Month's Servicer Advance                                                          0.00
                                                                                                      ---------------------

             Net Servicer Advance                                                                                     0.00
                                                                                                      =====================

IV. Calculation of Principal Distribution Amount

             Available Principal                                                                             40,123,996.62
             Charged Off Balances                                                                               910,136.90
                                                                                                      ---------------------

             Total Principal Distribution Amount                                                             41,034,133.52
                                                                                                      =====================


V. Calculation of Servicing Fees
             Pool Balance as of the first day of the
                    Collection Period                                                                       755,030,794.00

             Servicing Fee Rate                                                                                        .0008333
                                                                                                      ---------------------

             Servicing Fee                                                                                      629,192.33
                                                                                                      =====================


VI. Purchases

             Receivables purchased during Collection Period
             Loan Number                  Receivable Balance
             -----------                  ------------------
              3088715408                          14,069.15
              8855206916                           7,747.21
              8803500014                           2,494.04
              8855202733                           9,792.52
              3970205633                           4,444.14
              3970479941                           9,681.80
              3970393443                           1,511.11
              1540040999                           3,684.94
                                              --------------
                                                  53,424.91

VII. Additional Receivables Information

             Beginning Pool Balance                                                                         755,030,794.00
             Ending Pool Balance                                                                            713,996,660.48

             Beginning Number of Receivables                                                                        98,851
             Number of Receivable Payoffs/Defaulted Receivables/Repurchases                                          3,050
             Ending Number of Receivables                                                                           95,801

             Initial Weighted Average of Remaining Term                                                              42.77
             Current Weighted Average of Remaining Term                                                              36.51

             Initial Weighted Average Contract Rate                                                                   9.79%
             Current Weighted Average Contract Rate                                                                   9.79%

PERFORMANCE INFORMATION

VIII. Delinquency Ratio

             Principal Balance of Receivables 60 or more
             days delinquent                                                                                  5,563,393.28

             Pool Balance as of the end of the
              Collection Period                                                                             713,996,660.48

             Delinquency Ratio                                                                                        0.78%
                                                                                                      =====================

IX. Average Delinquency Ratio

             Delinquency Ratio - Current Collection Period                                                            0.78%

             Delinquency Ratio - preceding Collection Period                                                          0.67%

             Delinquency Ratio - second preceding Collection Period                                                   0.65%
                                                                                                      ---------------------

             Average Delinquency Ratio                                                                                0.70%
                                                                                                      =====================

X. Aggregate Net Loss

             Principal charged off during Collection Period                                                     910,136.90

             less:  Recoveries of previously Defaulted Receivables
               received during Collection Period                                                                 42,645.38
                                                                                                      ---------------------

             Net Loss for Collection Period                                                                     867,491.52
                                                                                                      =====================

XI. Net Loss Ratio

             Aggregate Net Losses for Collection Period                                                          867,491.52

             Average Pool Balance for Collection Period                                                      734,513,727.24

             Net Loss Ratio                                                                                            0.12%
                                                                                                       =====================

XII. Average Net Loss Ratio

             Net Loss Ratio - current Collection Period                                                              0.12%

             Net Loss Ratio - preceding Collection Period                                                            0.04%

             Net Loss Ratio - second preceding Collection Period                                                     0.03%
                                                                                                      ---------------------

             Average Net Loss Ratio                                                                                  0.06%
                                                                                                      =====================

CREDIT ENHANCEMENT INFORMATION

XIII. Reserve Fund Information

             Beginning Balance                                                                              24,538,500.81
             Deposit to the Reserve Fund                                                                       981,880.77
             less:  Transfer to Collection Account                                                                   0.00
                      Release to Seller                                                                      2,315,490.11
                                                                                                     ---------------------

             Ending Balance                                                                                 23,204,891.47
                                                                                                     =====================

             Required Balance                                                                               23,204,891.47
                                                                                                     =====================


             Certificate Interest Reserve Amount                                                               545,045.33
                                                                                                     =====================


IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the 10th day of July 1997.


                                 NORWEST BANK MINNESOTA, N.A.
                                 as Servicer

                                 By: Marianna Stershic
                                 Name: Marianna Stershic
                                 Title: AVP